UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2006

ARGAN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31756	13-1947195
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Church Street, Suite 401, Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (301) 315-0027

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment to Argan, Inc.’s Form 8-K filed with the Securities and Exchange Commission on December 14, 2006 (the “Original Form 8-K”), is being filed to disclose an additional obligation of Argan, Inc. in connection with the Acquisition (defined below) and related amendment to its revolving line of credit with bank of America, N.A.

Item 1.01 Entry into a Material Agreement.

The information described below under Item 2.03 is hereby incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Background

On December 8, 2006, Argan, Inc. (the “Company”) acquired (the “Acquisition”) all of the outstanding membership interests of Gemma Power Systems, LLC (“GPS LLC”), and all of the issued and outstanding shares of capital stock of Gemma Power, Inc.(“GPS Connecticut”) and Gemma Power Systems California (“GPS California”; GPS LLC, GPS-Connecticut and GPS-California are collectively referred to herein as, the “Acquired Companies”), for an aggregate purchase price of $25,000,000, consisting of $11,250,000 in cash and 3,666,667 shares (valued at $3.75 per share) of common stock of the Company, as previously disclosed in the Original Form 8-K.

In connection with the Acquisition, on December 11, 2006, the Company, SMC, Vitarich, the Acquired Companies and Gemma Power Hartford, LLC and Bank of America, N.A. (the “Lender”) entered into a Second Amended and Restated Financing and Security Agreement (“Second Restated Financing Agreement”) to amend the terms and conditions its revolving line of credit and related matters, as previously disclosed in the Original Form 8-K.

Pursuant to the Second Restated Financing Agreement, among other things, the Lender agreed to issue a letter of credit for the benefit of Travelers Casualty and Surety Company of America (“Travelers”) to support the issuance of bonding by Travelers.

This amendment to the Company’s Original Form 8-K is being field to disclose an additional obligation of the Company to Travelers in connection with any Bond (as defined below).

Current Transaction

In consideration for Travelers’ execution of one or more Bonds (as defined below), on December 15, 2006, the Company and the Acquired Companies (collectively, the “Indemnitors”) entered into a General Agreement of Indemnity (the “Indemnity Agreement”), a copy of which is attached to this Form 8-K as Exhibit 10.16, in favor of Travelers. Pursuant to the Indemnity Agreement, the Indemnitors shall pay to Travelers all premiums for each bond, undertaking, guarantee, commitment or the like, including modifications thereto, which Travelers has executed or procured or for which Travelers has an obligation as a result of an asset purchase, acquisition, merger or like transaction, issued for or on behalf of (a) any Indemnitor or their respective parents, subsidiaries, affiliates, successors or assigns, (b) any other legal entity in which any one of the entities identified in clause (a) above has an interest, (c) any other person or entity at the request of any Indemnitor, or (d) any combination of the above (each, a

“Bond”), and all renewals or extensions of any Bond. Indemnitors have agreed, jointly and severally, to indemnify Travelers from and against all loss and expense, including attorneys’ and other professional fees, incurred by Travelers in connection with any Bond or the Indemnity Agreement.

Pursuant to the Indemnity Agreement, Indemnitors further agreed:

(i)
that all funds received for or on the account of any contract or obligation, the performance of which is guaranteed or covered in whole or in part under a Bond (“Contract”), shall be held in trust as trust funds by Indemnitors for the benefit and payment of all obligations for which Travelers, as beneficiary, may be liable under any Bond;

(ii)
to deposit with Travelers, on demand, (a) an amount as determined by Travelers to be sufficient to discharge any Loss or anticipated Loss, (b) an amount equal to the value of any assets or Contract funds improperly diverted by any Indemnitor. These deposited funds may be used by Travelers to pay related claims or may be held by Travelers as collateral security against any Loss or unpaid premiums on any Bond;

(iii)	to assign to Travelers all of their rights, titles and interests in the Property (as defined in the Indemnity Agreement), in the event of a Default (as defined in the Indemnity Agreement); and

(iv)	as security for their obligations under the Indemnity Agreement, to grant to Travelers a security interest in the Collateral (as defined in the Indemnity Agreement).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Stock Purchase Agreement dated as of December 8, 2006 by and among Argan, Inc. and the purchasers identified on Schedule A attached thereto.*

4.2	Stock Purchase Agreement dated as of December 8, 2006 by and between Argan, Inc. and Argan Investments LLC.*

4.3	Registration Rights Agreement dated as of December 8, 2006 by and between Argan, Inc. and Argan Investments LLC.*

4.4	Escrow Agreement dated as of December 8, 2006 by and among Argan, Inc., the purchasers identified on Schedule A attached thereto and Robinson & Cole LLP.*

4.5	Registration Rights Agreement dated as of December 8, 2006 by and among Argan, Inc., William F. Griffin, Jr. and Joel M. Canino.*

4.6	Escrow Agreement, dated as of December 8, 2006 by and among the Argan, Inc., William F. Griffin, Jr., Joel M. Canino, Michael Price and Curtin Law Roberson Dunigan & Salans, P.C.*

10.1
Membership Interest Purchase Agreement, dated as of December 8, 2006, by and among, Argan, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California, William F. Griffin, Jr. and Joel M. Canino.*

10.2
Stock Purchase Agreement, dated as of December 8, 2006, by and among Argan, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California, William F. Griffin, Jr. and Joel M. Canino.*

10.3	Employment Agreement dated as of December 8, 2006 by and between Gemma Power Systems, LLC and Joel M. Canino.*

10.4	Employment Agreement dated as of December 8, 2006 by and between Gemma Power Systems, LLC and William M. Griffin, Jr.*

10.5
Second Amended and Restated Financing and Security Agreement dated December 11, 2006 by and among Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California, Gemma Power Hartford, LLC and Bank of America, N.A.*

10.6
Fourth Amended and Restated Revolving Credit Note dated December 11, 2006, issued by Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California and Gemma Power Hartford, LLC in favor of Bank of America, N.A.*

10.7
Amended and Restated 2006 Term Note dated December 11, 2006, issued by Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California and Gemma Power Hartford, LLC in favor of Bank of America, N.A.*

10.8
Acquisition Term Note dated December 11, 2006, issued by Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California and Gemma Power Hartford, LLC in favor of Bank of America, N.A.*

10.9	Pledge, Assignment and Security Agreement dated as of December 8, 006 by Argan, Inc. (on behalf of Southern Maryland Cable, Inc.) in favor of Bank of America, N.A.*

10.10	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Vitarich Laboratories, Inc.) in favor of Bank of America, N.A.*

10.11	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Gemma Power Systems, LLC) in favor of Bank of America, N.A.*

10.12	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Gemma Power, Inc.) in favor of Bank of America, N.A.*

10.13	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Gemma Power Systems California) in favor of Bank of America, N.A.*

10.14	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Gemma Power Systems, LLC (on behalf of Gemma Power Hartford, LLC) in favor of Bank of America, N.A.*

10.15	Pledge and Assignment Agreement dated as of December 8, 2006 by Argan, Inc. in favor of Bank of America, N.A. for the benefit of Travelers Casualty and Surety Company of America.*

10.16
General Agreement of Indemnity dated December 15, 2006 by Argan, Inc., Gemma Power Systems, LLC, Gemma Power, Inc. and Gemma Power Systems California, Inc. in favor of Travelers Casualty and Surety Company of America.

*	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.
Date: December 21, 2006

By:  /s/ Arthur Trudel

Arthur Trudel
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Stock Purchase Agreement dated as of December 8, 2006 by and among Argan, Inc. and the purchasers identified on Schedule A attached thereto.*

4.2	Stock Purchase Agreement dated as of December 8, 2006 by and between Argan, Inc. and Argan Investments LLC.*

4.3	Registration Rights Agreement dated as of December 8, 2006 by and between Argan, Inc. and Argan Investments LLC.*

4.4	Escrow Agreement dated as of December 8, 2006 by and among Argan, Inc., the purchasers identified on Schedule A attached thereto and Robinson & Cole LLP.*

4.5	Registration Rights Agreement dated as of December 8, 2006 by and among Argan, Inc., William F. Griffin, Jr. and Joel M. Canino.*

4.6	Escrow Agreement, dated as of December 8, 2006 by and among the Argan, Inc., William F. Griffin, Jr., Joel M. Canino, Michael Price and Curtin Law Roberson Dunigan & Salans, P.C.*

10.1
Membership Interest Purchase Agreement, dated as of December 8, 2006, by and among, Argan, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California, William F. Griffin, Jr. and Joel M. Canino.*

10.2
Stock Purchase Agreement, dated as of December 8, 2006, by and among Argan, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California, William F. Griffin, Jr. and Joel M. Canino.*

10.3	Employment Agreement dated as of December 8, 2006 by and between Gemma Power Systems, LLC and Joel M. Canino.*

10.4	Employment Agreement dated as of December 8, 2006 by and between Gemma Power Systems, LLC and William M. Griffin, Jr.*

10.5
Second Amended and Restated Financing and Security Agreement dated December 11, 2006 by and among Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California, Gemma Power Hartford, LLC and Bank of America, N.A.*

10.6
Fourth Amended and Restated Revolving Credit Note dated December 11, 2006, issued by Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California and Gemma Power Hartford, LLC in favor of Bank of America, N.A.*

10.7
Amended and Restated 2006 Term Note dated December 11, 2006, issued by Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California and Gemma Power Hartford, LLC in favor of Bank of America, N.A.*

10.8
Acquisition Term Note dated December 11, 2006, issued by Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California and Gemma Power Hartford, LLC in favor of Bank of America, N.A.*

10.9	Pledge, Assignment and Security Agreement dated as of December 8, 006 by Argan, Inc. (on behalf of Southern Maryland Cable, Inc.) in favor of Bank of America, N.A.*

10.10	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Vitarich Laboratories, Inc.) in favor of Bank of America, N.A.*

10.11	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Gemma Power Systems, LLC) in favor of Bank of America, N.A.*

10.12	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Gemma Power, Inc.) in favor of Bank of America, N.A.*

10.13	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Gemma Power Systems California) in favor of Bank of America, N.A.*

10.14	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Gemma Power Systems, LLC (on behalf of Gemma Power Hartford, LLC) in favor of Bank of America, N.A.*

10.15	Pledge and Assignment Agreement dated as of December 8, 2006 by Argan, Inc. in favor of Bank of America, N.A. for the benefit of Travelers Casualty and Surety Company of America.*

10.16
General Agreement of Indemnity dated December 15, 2006 by Argan, Inc., Gemma Power Systems, LLC, Gemma Power, Inc. and Gemma Power Systems California, Inc. in favor of Travelers Casualty and Surety Company of America.

*	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2006.